SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: August 27, 2002


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                      1-6395                       95-2119684
(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


200 Flynn Road
Camarillo, California                                              93012-8790
(Address of Principal Executive Offices)                           (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)



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Item 5.    Other Events.
           ------------

                The Registrant issued the press release, filed as Exhibit 99.1 hereto, on August 27, 2002.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number            Description of Document
--------------            -----------------------
99.1                      Press Release of the Registrant dated August 27, 2002.


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                                                                    Exhibit 99.1

                  SEMTECH IN TALKS TO RESOLVE CUSTOMER DISPUTE

CAMARILLO, CALIFORNIA, August 27, 2002 - SEMTECH CORPORATION (Nasdaq: SMTC) stated today that it is in discussions with a customer to resolve a dispute over whether a Semtech integrated circuit (IC) caused failures in some units of two models of the customer's products. In an effort to resolve the matter, Semtech has cooperated fully with the customer, has freely shared access to its reliability testing data, and has conducted other tests requested by the customer. The Company has been unable to replicate the problem and extensive testing shows that Semtech's IC functions reliably. Thus far, the customer has not provided documentation of its technical or financial contentions, but has indicated that it has suffered damages in the range of $42 million and has projected that they may exceed $115 million. The customer, which is expected to account for approximately 1 percent of sales in the third quarter, purchased approximately $550,000 of the IC at issue. The discussions are ongoing.

About Semtech
       Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors used in a wide range of computer, industrial and communication applications. Semtech has been publicly traded since 1967 and is listed on the Nasdaq National Market under the symbol SMTC.

Safe Harbor Provision
        Statements contained in this release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including expectations regarding the outcome of customer disputes, involve risks and uncertainties that could cause actual results to differ materially from those projected. There are risk and uncertainties inherent in relations with customers and associated with their businesses. Other factors that may cause actual results to differ from the forward-looking statements contained in this press release and that may affect the Company's prospects in general are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect subsequent events or changed assumptions or circumstances.

Investor Relations Contact
John Baumann, Treasurer, Telephone: 805-480-2010



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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2002                       SEMTECH CORPORATON



                                            By:   /s/   David G. Franz, Jr.
                                               ---------------------------------
                                                        David G. Franz, Jr.
                                                        Chief Financial Officer


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